                                                                 Exhibit 10.3(B)


                                                             -----------------
                                                             | EXECUTION COPY |
                                                             -----------------



                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated October 30, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-7 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-7 Trust.

     WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the "Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to the mortgage loans listed on Exhibit A hereto (the "Mortgage Loans");

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans in accordance with that certain Servicing Agreement, dated as of July 1, 2006 (the "Servicing Agreement"), by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

        a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

        b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

        c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

        d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 6 of this Agreement, for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, and
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 7 herein on or before the date hereof.

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by deleting the definition of "Principal Prepayment Period" and replacing it with the following:

        "The calendar month preceding the month in which the related Remittance Date occurs."

     b. Section 4.01. Section 4.01 is hereby modified by deleting the reference to "(except for reduction resulting from actual payments of principal)" from the second paragraph therein.

     c. Section 4.03. Section 4.03 is hereby modified to read as follows:

        "Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 herein), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable."

     d. Section 5.01. Section 5.01 is hereby modified by deleting "the second Business Day following" from the first sentence of the second paragraph.

     e. Section 5.02. Section 5.02 is hereby modified to read as follows:

        "Not later than the tenth (10th) calendar day of each month, the Servicer shall furnish to the Owner (or any master servicer) a delinquency report in the form set forth in Exhibit D-1, a monthly remittance advice in the form set forth in Exhibit D-2, and a realized loss report in the form set forth in Exhibit D-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit D-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Owner (or any master servicer)."

        The exhibits referenced in this Section 6 are attached to this Agreement as Exhibit B hereto.

     f. Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Owner or any Master Servicer and Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor."

     g. Section 6.06. Section 6.06 is hereby modified by:

        (1) deleting the references to "the Owner, any Master Servicer and any Depositor" and replacing them with "the Master
        Servicer and the Master Servicer shall deliver to the Depositor"; and

        (2) inserting the following at the end of the fifth full paragraph therein:

        Neither the Owner nor any Depositor or Master Servicer will request delivery of a certification under clause (d) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans."

     h. Section 9.01. Section 9.01 is hereby modified by:

        (1) modifying Section 9.01(g)(iii) to read as follows:

        "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

           (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

           (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

           (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

        (iv) The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."; and

        (2) modifying Section 9.01(k) by deleting the word "Investor" and replacing it with "party designated by the Owner"

     i. Section 10.01. Section 10.01 is hereby modified by:

        (1) replacing the word "sixty (60)" with "thirty (30)" in
        Section 10.01(b) and inserting the following thereafter:

        "(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten
        (10))"; and

        (2) replacing the word "fifteen (15)" with "ten (10)" in
        Section 10.01(j).


     7. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:

                    U.S. Bank National Association
                    209 S. LaSalle Street, Suite 300
                    Chicago, Illinois 60604
                    Attention: Structured Finance Trust Services, BAFC 2006-7

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                    Banc of America Funding Corporation
                    214 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attention: General Counsel and Chief Financial Officer

     8. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                    WELLS FARGO BANK, N.A.
                    ABA# 121000248
                    FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                    FFC TO: BAFC 2006-7 #50960000

     9. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank.

     10. Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment
Penalties  collected  by Wells  Fargo  Bank  shall  be  remitted  to the  Master
Servicer.



                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                    Bank of America, National Association,
                                    as Assignor


                                    By:    /s/ Bruce W. Good
                                       ----------------------------------------
                                    Name:  Bruce W. Good
                                    Title: Principal


                                    U.S. Bank National
                                    Association, as Assignee


                                    By:    /s/ Melissa A. Rosal
                                       ----------------------------------------
                                    Name:  Melissa A. Rosal
                                    Title: Vice President


                                    Banc of America Funding Corporation


                                    By:    /s/ Scott Evans
                                       ----------------------------------------
                                    Name:  Scott Evans
                                    Title: Senior Vice President


                                    Wells Fargo Bank, N.A., as servicer


                                    By:    /s/ Laurie McGoogan
                                       ----------------------------------------
                                    Name:  Laurie McGoogan
                                    Title: Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By:    /s/ Peter A. Gobell
   ---------------------------------------
Name:  Peter A. Gobell
Title: Vice President


       [Assignment Assumption and Recognition Agreement for BAFC 2006-7]

                                    EXHIBIT A

                           Schedule of Mortgage Loans


 (See the Free Writing Prospectus filed and accepted by the Securities and
         Exchange Commission on October 27, 2006, with a filing date of October 30, 2006 and accession number 0000950136-06-008947)

                                    EXHIBIT B
                                    ---------

Exhibit D-1 Standard File Layout - Delinquency Reporting


-------------------------------------------------------------------------------------------------------------------
Column/Header Name                                  Description                     Decimal   Format Comment
-------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the
                                    Servicer. This may be different than the
                                    LOAN_NBR
-------------------------------------------------------------------------------------------------------------------
LOAN_NBR                            A unique identifier assigned to each loan
                                    by the originator.
-------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                          Servicer Client Number
-------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                   Contains a unique number as assigned by
                                    an external servicer to identify a group
                                    of loans in their system.
-------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                 First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                  Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                        Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------
PROP_STATE                          The state where the  property located.
-------------------------------------------------------------------------------------------------------------------
PROP_ZIP                            Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE              The date that the borrower's next payment                 MM/DD/YYYY
                                    is due to the servicer at the end of
                                    processing cycle, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                           Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE               The date a particular bankruptcy claim was                MM/DD/YYYY
                                    filed.
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE             The chapter under which the bankruptcy
                                    was filed.
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                 The case number assigned by the court to
                                    the bankruptcy filing.
-------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE              The payment due date once the bankruptcy                  MM/DD/YYYY
                                    has been approved by the courts
-------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE          The Date The Loan Is Removed From                         MM/DD/YYYY
                                    Bankruptcy. Either by Dismissal, Discharged
                                    and/or a Motion For Relief Was Granted.
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                  The Date The Loss Mitigation Was Approved                 MM/DD/YYYY
                                    By The Servicer
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                       The Type Of Loss Mitigation Approved For A
                                    Loan Such As;
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE              The Date The Loss Mitigation /Plan Is                     MM/DD/YYYY
                                    Scheduled To End/Close
-------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE              The Date The Loss Mitigation Is Actually                  MM/DD/YYYY
                                    Completed
-------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                The date DA Admin sends a letter to the                   MM/DD/YYYY
                                    servicer with instructions to begin
                                    foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE              Date File Was Referred To Attorney to                     MM/DD/YYYY
                                    Pursue Foreclosure
-------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                    Notice of 1st legal filed by an Attorney in               MM/DD/YYYY
                                    a Foreclosure Action
-------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE           The date by which a foreclosure sale is                   MM/DD/YYYY
                                    expected to occur.
-------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                    The actual date of the foreclosure sale.                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Column/Header Name                                  Description                     Decimal   Format Comment
-------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                     The amount a property sold for at the              2      No commas(,) or
                                    foreclosure sale.                                         dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                 The date the servicer initiates eviction of               MM/DD/YYYY
                                    the borrower.
-------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE             The date the court revokes legal                          MM/DD/YYYY
                                    possession of the property from the
                                    borrower.
-------------------------------------------------------------------------------------------------------------------
LIST_PRICE                          The price at which an REO property is              2      No commas(,) or
                                    marketed.                                                 dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
LIST_DATE                           The date an REO property is listed at a                   MM/DD/YYYY
                                    particular price.
-------------------------------------------------------------------------------------------------------------------
OFFER_AMT                           The dollar value of an offer for an REO            2      No commas(,) or
                                    property.                                                 dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                     The date an offer is received by DA Admin                 MM/DD/YYYY
                                    or by the Servicer.
-------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                    The date the REO sale of the property is                  MM/DD/YYYY
                                    scheduled to close.
-------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE             Actual Date Of REO Sale                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                       Classification of how the property is
                                    occupied.
-------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                 A code that indicates the condition of
                                    the property.
-------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                The date a  property inspection is                        MM/DD/YYYY
                                    performed.
-------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                      The date the appraisal was done.                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                       The current "as is" value of the property          2
                                    based on brokers price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                   The amount the property would be worth if          2
                                    repairs are completed pursuant to a
                                    broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------
If applicable:
-------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                  FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                  The circumstances which caused a borrower
                                    to stop paying on a loan. Code indicates
                                    the reason why the loan is in default for
                                    this cycle.
-------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                 Date Mortgage Insurance Claim Was Filed                   MM/DD/YYYY
                                    With Mortgage Insurance Company.
-------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                        Amount of Mortgage Insurance Claim Filed                  No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                  Date Mortgage Insurance Company Disbursed                 MM/DD/YYYY
                                    Claim Payment
-------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                   Amount Mortgage Insurance Company Paid On          2      No commas(,) or
                                    Claim                                                     dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE               Date Claim Was Filed With Pool Insurance                  MM/DD/YYYY
                                    Company
-------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                      Amount of Claim Filed With Pool Insurance          2      No commas(,) or
                                    Company                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                Date Claim Was Settled and The Check Was                  MM/DD/YYYY
                                    Issued By The Pool Insurer
-------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                 Amount Paid On Claim By Pool Insurance             2      No commas(,) or
                                    Company                                                   dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE         Date FHA Part A Claim Was Filed With HUD                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Column/Header Name                                  Description                     Decimal   Format Comment
-------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                Amount of FHA Part A Claim Filed                   2      No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE          Date HUD Disbursed Part A Claim Payment                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT           Amount HUD Paid on Part A Claim                    2      No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                   2      No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT           Amount HUD Paid on Part B Claim                    2      No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                 Date VA Claim Was Filed With the Veterans                 MM/DD/YYYY
                                    Admin
-------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                  Date Veterans Admin. Disbursed VA Claim                   MM/DD/YYYY
                                    Payment
-------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                   Amount Veterans Admin. Paid on VA Claim            2      No commas(,) or
                                                                                              dollar signs ($)
-------------------------------------------------------------------------------------------------------------------

Exhibit D-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

        o   ASUM - Approved Assumption

        o   BAP - Borrower Assistance Program

        o   CO - Charge Off

        o   DIL - Deed-in-Lieu

        o   FFA - Formal Forbearance Agreement

        o   MOD - Loan Modification

        o   PRE - Pre-Sale

        o   SS - Short Sale

        o   MISC - Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o   Mortgagor

        o   Tenant

        o   Unknown

        o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o   Damaged

        o   Excellent

        o   Fair

        o   Gone

        o   Good

        o   Poor

        o   Special Hazard

        o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

             ----------------------------------------------------------
             Delinquency      Delinquency Description
             Code
             ----------------------------------------------------------
             001              FNMA-Death of principal mortgagor
             ----------------------------------------------------------
             002              FNMA-Illness of principal mortgagor
             ----------------------------------------------------------
             003              FNMA-Illness of mortgagor's family member
             ----------------------------------------------------------
             004              FNMA-Death of mortgagor's family member
             ----------------------------------------------------------
             005              FNMA-Marital difficulties
             ----------------------------------------------------------
             006              FNMA-Curtailment of income
             ----------------------------------------------------------
             007              FNMA-Excessive Obligation
             ----------------------------------------------------------
             008              FNMA-Abandonment of property
             ----------------------------------------------------------
             009              FNMA-Distant employee transfer
             ----------------------------------------------------------
             011              FNMA-Property problem
             ----------------------------------------------------------
             012              FNMA-Inability to sell property
             ----------------------------------------------------------
             013              FNMA-Inability to rent property
             ----------------------------------------------------------
             014              FNMA-Military Service
             ----------------------------------------------------------
             015              FNMA-Other
             ----------------------------------------------------------
             016              FNMA-Unemployment
             ----------------------------------------------------------
             017              FNMA-Business failure
             ----------------------------------------------------------
             019              FNMA-Casualty loss
             ----------------------------------------------------------
             022              FNMA-Energy environment costs
             ----------------------------------------------------------
             023              FNMA-Servicing problems
             ----------------------------------------------------------
             026              FNMA-Payment adjustment
             ----------------------------------------------------------
             027              FNMA-Payment dispute
              ---------------- ----------------------------------------
             029              FNMA-Transfer of ownership pending
             ----------------------------------------------------------
             030              FNMA-Fraud
             ----------------------------------------------------------
             031              FNMA-Unable to contact borrower
             ----------------------------------------------------------
             INC              FNMA-Incarceration
             ----------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                  -------------------------------------------------------------
                   Status Code     Status Description
                  -------------------------------------------------------------
                       09          Forbearance
                  -------------------------------------------------------------
                       17          Pre-foreclosure Sale Closing Plan Accepted
                  -------------------------------------------------------------
                       24          Government Seizure
                  -------------------------------------------------------------
                       26          Refinance
                  -------------------------------------------------------------
                       27          Assumption
                  -------------------------------------------------------------
                       28          Modification
                  -------------------------------------------------------------
                       29          Charge-Off
                  ----------------- -------------------------------------------
                       30          Third Party Sale
                  -------------------------------------------------------------
                       31          Probate
                  -------------------------------------------------------------
                       32          Military Indulgence
                  -------------------------------------------------------------
                       43          Foreclosure Started
                  -------------------------------------------------------------
                       44          Deed-in-Lieu Started
                  -------------------------------------------------------------
                       49          Assignment Completed
                  -------------------------------------------------------------
                       61          Second Lien Considerations
                  -------------------------------------------------------------
                       62          Veteran's Affairs-No Bid
                  -------------------------------------------------------------
                       63          Veteran's Affairs-Refund
                  -------------------------------------------------------------
                       64          Veteran's Affairs-Buydown
                  -------------------------------------------------------------
                       65          Chapter 7 Bankruptcy
                  -------------------------------------------------------------
                       66          Chapter 11 Bankruptcy
                  -------------------------------------------------------------
                       67          Chapter 13 Bankruptcy
                  -------------------------------------------------------------

            Exhibit D-2: Standard File Layout - Scheduled/Scheduled


----------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal  Format Comment                 Max
                                                                                                              Size
----------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to                Text up to 10 digits                20
                             define a group of loans.
----------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan          Text up to 10 digits                10
                             by the investor.
----------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the          Text up to 10 digits                10
                             Servicer. This may be different than the
                             LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the               Maximum length of 30 (Last,         30
                             file.  It is not separated by first and            First)
                             last name.
----------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2     No commas(,) or dollar signs        11
                             interest payment that a borrower is                ($)
                             expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4     Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4     Max length of 6                      6
                             service fee rate as reported by the
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4     Max length of 6                      6
                             reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2     No commas(,) or dollar signs        11
                             reported by the Servicer.                          ($)
----------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2     No commas(,) or dollar signs        11
                             by the Servicer.                                   ($)
----------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4     Max length of 6                      6
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4     Max length of 6                      6
                             calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs        11
                             at the beginning of the processing cycle.          ($)
----------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2     No commas(,) or dollar signs        11
                             at the end of the processing cycle.                ($)
----------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle            MM/DD/YYYY                          10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2     No commas(,) or dollar signs        11
                             applied.                                           ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the           MM/DD/YYYY                          10
                             first curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2     No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                 ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2     No commas(,) or dollar signs        11
                             applied.                                           ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the           MM/DD/YYYY                          10
                             second curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2     No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                 ($)
----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2     No commas(,) or dollar signs        11
                             applied.                                           ($)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the           MM/DD/YYYY                          10
                             third curtailment amount.
----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2     No commas(,) or dollar signs        11
                             curtailment amount, if applicable.                 ($)
----------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as            2     No commas(,) or dollar signs        11
                             reported by the Servicer.                          ($)
----------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the           MM/DD/YYYY                          10
                             Servicer.
----------------------------------------------------------------------------------------------------------------------
                                                                                Action Code Key:                     2
ACTION_CODE                  The standard FNMA numeric code used to             15=Bankruptcy, 30=Foreclosure,
                             indicate the default/delinquent status of          60=PIF, 63=Substitution,
                             a particular loan.                                 65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2     No commas(,) or dollar signs        11
                             reported by the Servicer.                          ($)
----------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2     No commas(,) or dollar signs        11
                             if applicable.                                     ($)
----------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2     No commas(,) or dollar signs        11
                             applicable.                                        ($)
----------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2     No commas(,) or dollar signs        11
                             loss, if applicable.                               ($)
----------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2     No commas(,) or dollar signs        11
                             amount due at the beginning of the cycle           ($)
                             date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2     No commas(,) or dollar signs        11
                             investors at the end of a processing               ($)
                             cycle.
----------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2     No commas(,) or dollar signs        11
                             reported by the Servicer for the current           ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2     No commas(,) or dollar signs        11
                             the service fee amount for the current             ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2     No commas(,) or dollar signs        11
                             the Servicer for the current reporting             ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2     No commas(,) or dollar signs        11
                             service fee amount for the current                 ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2     No commas(,) or dollar signs        11
                             borrower prepays on his loan as reported           ($)
                             by the Servicer.
----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2     No commas(,) or dollar signs        11
                             loan waived by the servicer.                       ($)
----------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                  MM/DD/YYYY                          10
                             Modification for the loan.
----------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                             Varchar - value can be alpha        30
                                                                                or numeric
----------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2     No commas(,) or dollar signs        11
                             interest advances made by Servicer.                ($)
----------------------------------------------------------------------------------------------------------------------

   Exhibit D-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

        The numbers on the form correspond with the numbers listed below.


         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

         13.      The total of lines 1 through 12.

         Credits:
         --------
         14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

         22.      The total of lines 14 through 21.

         Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

            Exhibit D-3: Calculation of Realized Loss/Gain Form 332



                             WELLS FARGO BANK, N.A.

                        CALCULATION OF REALIZED LOSS/GAIN



Prepared by:  __________________                     Date:  _______________
Phone:  ________________________         Email Address:_____________________

   ------------------------      ----------------------    ---------------------
   |  Servicer Loan No.   |      |   Servicer Name    |    | Servicer Address  |
   |                      |      |                    |    |                   |
   |                      |      |                    |    |                   |
   ------------------------      ----------------------    ---------------------


WELLS FARGO BANK, N.A. Loan No.________________________________________________

Borrower's Name:_______________________________________________________________

Property Address:______________________________________________________________

Liquidation and Acquisition Expenses:
(1)      Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
(2)      Interest accrued at Net Rate                       _________________(2)
(3)      Accrued Servicing Fees                             _________________(3)
(4)      Attorney's Fees                                    _________________(4)
(5)      Taxes                                              _________________(5)
(6)      Property Maintenance                               _________________(6)
(7)      MI/Hazard Insurance Premiums                       _________________(7)
(8)      Utility Expenses                                   _________________(8)
(9)      Appraisal/BPO                                      _________________(9)
(10)     Property Inspections                               ________________(10)
(11)     FC Costs/Other Legal Expenses                      ________________(11)
(12)     Other (itemize)                                    $_______________(12)
             Cash for Keys__________________________        ________________
             HOA/Condo Fees_________________________        ________________
             _______________________________________        ________________
             _______________________________________        ________________
             Total Expenses                                 $_______________(13)
Credits:
(14)     Escrow Balance                                     $_______________(14)
(15)     HIP Refund                                         ________________(15)

(16)     Rental Receipts                                    ________________(16)
(17)     Hazard Loss Proceeds                               ________________(17)
(18)     Primary Mortgage Insurance Proceeds                ________________(18)
(19)     Pool Insurance Proceeds                            ________________(19)
(20)     Proceeds from Sale of Acquired Property            ________________(20)
(21)     Other (itemize)                                    ________________(21)
         ___________________________________________        ________________
         ___________________________________________        ________________
         Total Credits                                      $_______________(22)



Total Realized Loss (or Amount of Gain)                     $_______________(23)

                                   APPENDIX I

                               Servicing Agreement
                               -------------------

   [Included as Exhibit 10.3(A) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed]